Condensed Statement of Changes in Shareholders/Partners Equity (Unaudited) (USD $)	Common Stock	Other Comprehensive Income / Loss	Partners Capital	Deficit Accumulated During the Development Stage	Total
Beginning Balance at at Aug. 31, 2012	$ 415,743	$ (339,950)	$ 0	$ (77,156)
Beginning Balance (in shares) at at Aug. 31, 2012	41,574,340
Net Loss	(415,743)	339,950	75,793	(1,061)
Ending Balance at at Sep. 30, 2012	$ 0	$ 0	$ 75,793	$ 78,217
Ending Balance (in shares) at at Sep. 30, 2012	41,574,340